INCOME TAXES	6 Months Ended
Oct. 31, 2014
INCOME TAXES [Text Block]

NOTE 7.      INCOME TAXES.

Income taxes are accounted for under the assets and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. As of October 31, 2014, the Company had net operating loss carry forwards of $412,870 that may be available to reduce future years’ taxable income through 2034.